                                                                   Exhibit 10.7



                            PATENT LICENSE AGREEMENT

                                      AMONG

                                   AT&T CORP.

                                 NCR CORPORATION

                                       AND

                            LUCENT TECHNOLOGIES INC.

                             EFFECTIVE AS OF , 1996

                                          PATENT LICENSE AGREEMENT

                                             TABLE OF CONTENTS



ARTICLE I DEFINITIONS ............................................................     2
  1.1   AT&T's Limited Patents. ..................................................     2
  1.2   AT&T's  Patents ..........................................................     2
  1.3   AT&T's Specified Patents.. ...............................................     3
  1.4   Foreign Affiliate.. ......................................................     3
  1.5   Limited Period. ..........................................................     3
  1.6   NCR's Limited Patents. ...................................................     3
  1.7   NCR's Patents.. ..........................................................     3
  1.8   Lucent's Limited Patents .................................................     4
  1.9   Lucent's Patents.. .......................................................     4
  1.10  Lucent's Specified Patents ...............................................     4
  1.11  Related Companies of AT&T.. ..............................................     4
  1.12  Related Companies of NCR.. ...............................................     5
  1.13  Related Companies of Lucent. .............................................     5

ARTICLE II GRANTS OF LICENSES.. ..................................................     5
  2.1    Grants to AT&T.. ........................................................     5
  2.2    Grants to NCR.. .........................................................     6
  2.3    Grants to Lucent. .......................................................     7
  2.4    Duration and Extent.. ...................................................     8
  2.5    Scope. ..................................................................     8
  2.6    Exclusions of Patents ...................................................     11
  2.7    Filings of Patent Applications.. ........................................     11
  2.8    Joint Inventions ........................................................     11
  2.9    Sales to the United States Government ...................................     12
  2.10   Licensing of certain identified patents of AT&T necessary to implement
         an adopted standard. ....................................................     12
  2.11   Lucent licensing of designated parties at AT&T's request.................     12

ARTICLE III TERMINATION ..........................................................     16
  3.1    Voluntary Termination. ..................................................     16
  3.2    Survival ................................................................     16
  3.3    Change of Control of or Certain Acquisitions by NCR......................     16


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

ARTICLE IV MISCELLANEOUS PROVISIONS ......................................  16
  4.1   Disclaimer .......................................................  16
  4.2   Nonassignability .................................................  16
  4.3   Addresses ........................................................  17
  4.4   Choice of Law ....................................................  17
  4.5   Integration ......................................................  17
  4.6   Outside the United States ........................................  17
  4.7   Arbitration and Dispute Resolution ...............................  18
  4.8   Amendments and Changes ...........................................  18

Exhibit A    List of Retained AT&T Patents and Patent Applications........  21

Exhibit B    List of Patents Assigned to NCR by AT&T......................  26

Exhibit C    List of AT&T's Specified Patents ............................  28

Exhibit D    List of Lucent's Specified Patents ..........................  34
 .
Exhibit E    List of Patents Referenced in Section 2.11(d)................  38



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                            PATENT LICENSE AGREEMENT

       This Agreement is effective as of __________, 1996, among AT&T CORP., a New York corporation ("AT&T"), having an office at 32 Avenue of the Americas, New York, New York 10013, NCR CORPORATION, a Maryland corporation ("NCR"), having an office at 101 West Schantz Avenue, Dayton, Ohio 45479, and LUCENT TECHNOLOGIES INC., a Delaware corporation ("Lucent"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (each hereinafter referred to as a "Party"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or as assigned to them in the Separation and Distribution Agreement (as defined below).

       WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses; and

       WHEREAS, as part of the foregoing AT&T, NCR and Lucent have entered into a Separation and Distribution Agreement, dated as of February 1, 1996 (the "Separation and Distribution Agreement") which provides, among other things, for the Separation of the Lucent Assets and Lucent Liabilities, the IPO, the Distribution and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing; and

       WHEREAS, as part of the foregoing, the Parties have assigned the patents and patent applications owned or controlled by AT&T prior to the date hereof among the three Parties; and

       WHEREAS, the Parties desire to facilitate such transaction by exchanging licenses among them under certain of the patents and patent applications owned or controlled by them on or after the date hereof; and

       WHEREAS, the Parties have entertained arm's-length patent cross-licensing dialogues and negotiations between them assuming that the Parties were not affiliated and that each Party was not previously licensed under inventions of the other two Parties and their respective Related Companies; and

       WHEREAS, AT&T desires to receive and NCR and Lucent, respectively, are each willing to grant to AT&T certain patent licenses and rights under patents owned by NCR and Lucent on or after the date hereof; and
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       WHEREAS, NCR desires to receive and AT&T and Lucent, respectively, are each willing to grant to NCR certain patent licenses and rights under patents owned by AT&T and Lucent on or after the date hereof; and

       WHEREAS, Lucent desires to receive and AT&T and NCR, respectively, are each willing to grant to Lucent certain patent licenses and rights under patents owned by AT&T and those patents owned by NCR on or after the date hereof.

       NOW, THEREFORE, in consideration of the mutual promises of the Parties, and of good and valuable consideration, it is agreed by and between the Parties as follows:

                                    ARTICLE I
                                   DEFINITIONS

For the purpose of this Agreement the following terms in capital letters are defined in this Article I and shall have the meaning specified herein:

              1.1 AT&T'S LIMITED PATENTS means only those AT&T's Patents issued on patent applications having an effective filing date on or before December 31, 1996.


              1.2 AT&T'S PATENTS means:


       (1) the patents listed in Exhibit "A" and all patents issuing on the patent applications listed in Exhibit "A", as well as all their corresponding foreign patents and patent applications, and all other patents and patent applications jointly owned by AT&T under the respective Patent Assignments executed as of this date; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country, or in any other country, having an effective filing date in the period beginning on the date hereof and ending on the last day of the Limited Period, but only if, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, AT&T (or any company while a Related Company of AT&T)

                   (i) has ownership or control of any such patent or application, or

                   (ii) otherwise has the right under such patent to grant any licenses of the type and on terms herein granted by AT&T.



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Notwithstanding the foregoing, the term AT&T's Patents does not include NCR's
Patents or Lucent's Patents, other than those Lucent's Patents that are jointly owned with AT&T under the Patent Assignments executed as of this date.

              1.3 AT&T'S SPECIFIED PATENTS means those AT&T's Patents listed in Exhibit "C" and all patents issuing on the patent applications listed in Exhibit "C", as well as all their corresponding foreign patents and patent applications.

              1.4 FOREIGN AFFILIATE of a company means a corporation or other legal entity formed and doing business in any country other than the United States, and in which the company, either directly or indirectly, holds, owns or controls (i) at least forty percent (40%) of the equity or ownership interest in such corporation or other legal entity or the maximum ownership interest allowed by the foreign jurisdiction in which such corporation or other legal entity is formed, whichever is lower; and (ii) sufficient voting rights required under such foreign laws to enable the company to actively participate in the election of directors or other managing authority and in the direction of the business operations and strategies of such corporation or other legal entity; and (iii) an active operational interest, not merely a passive investment interest, in such corporation or other legal entity; but any such corporation or other legal entity shall be deemed to be a Foreign Affiliate of such company only as long as such ownership or ownership and control exists.


              1.5 LIMITED PERIOD means the period commencing on the date hereof and ending on December 31, 1999.


              1.6 NCR'S LIMITED PATENTS means only those NCR's Patents issued on patent applications having an effective filing date on or before December 31, 1996.


              1.7 NCR'S PATENTS means:


       (1) the patents listed in Exhibit "B" and all their corresponding foreign patents and patent applications, and the patents and patent applications jointly owned by NCR and Lucent under the Patent Assignment from Lucent to NCR executed as of this date; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country or in any other country having an effective filing date on or before the last day of the Limited Period, but only if, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, NCR (or any company while a Related Company of NCR)

                    (i) has ownership or control of any such patent or application, or


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                    (ii)   otherwise has the right under such patent to grant
                           any licenses of the type and on the terms herein granted by NCR.

              1.8 LUCENT'S LIMITED PATENTS means only those Lucent's Patents issued on patent applications having an effective filing date on or before December 31, 1996.


              1.9 LUCENT'S PATENTS means:


       (1) all patents and patent applications previously owned respectively by AT&T or NCR and owned by Lucent, either solely or jointly, under the respective Patent Assignments executed as of this date, other than the patents and patent applications listed in Exhibits "A" and "B", and all their corresponding foreign patents and patent applications; and

       (2) every patent (including utility models but excluding design patents and design registrations) issued in any country of the world which claims or is otherwise directed to an invention disclosed in any patent application in that country or in any other country having an effective filing date in the period beginning on the date hereof and ending on the last day of the Limited Period, provided that, at any time after the earliest filing of any such application disclosing such invention and prior to the expiration of the Limited Period, Lucent (or any company while a Related Company of Lucent)

                    (i) has ownership or control of any such patent or application, or

                    (ii) otherwise has the right under such patent to grant any licenses of the type and on the terms herein granted by Lucent.

              1.10 LUCENT'S SPECIFIED PATENTS means only those Lucent's Patents listed in Exhibit "D", as well as all their corresponding foreign patents.

              1.11 RELATED COMPANIES OF AT&T means Subsidiaries of AT&T, for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by AT&T and by NCR or Lucent, as applicable. Solely for purposes of this definition, Lucent, its Subsidiaries, NCR and its Subsidiaries shall be deemed not to be Related Companies of AT&T.



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              1.12 RELATED COMPANIES OF NCR means NCR's Subsidiaries as of the
Distribution Date, for so long as they remain NCR's Subsidiaries, and any other company so designated and agreed to in a writing signed by NCR and by AT&T or Lucent, as applicable. Solely for purposes of the definition of NCR's Patents, Related Companies of NCR also shall include any and all Subsidiaries of NCR acquired or formed after the Distribution Date.

              1.13 RELATED COMPANIES OF LUCENT means Subsidiaries of Lucent, for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by Lucent and by NCR or AT&T, as applicable.

                                   ARTICLE II
                               GRANTS OF LICENSES

              2.1 GRANTS TO AT&T. (a)(1) NCR grants to AT&T, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.1(a)(2)), use, lease, sell and import any and all products and services of the businesses in which AT&T or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

              (a)(2)(A) NCR grants to AT&T, under NCR's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by AT&T for internal business purposes (as such business may be conducted from time to time); or (ii) to be used in the provisioning of services to AT&T's customers; or (iii) to be sold or furnished to end user customers by AT&T either directly or indirectly; or (iv) to be sold or furnished to a Related Company of AT&T, any Foreign Affiliate of AT&T, or any other legal entity in which AT&T continually holds at least a ten percent (10%) equity interest. As an attribute to the foregoing have made rights under NCR's Limited Patents, NCR grants to AT&T the right to grant to AT&T's suppliers or vendors of any item to be furnished to AT&T, the right to use processes and equipment under NCR's Limited Patents in the design, manufacturing and testing of such items.


              (a) (2)(B) The have made rights hereunder granted to AT&T to resell, either directly or indirectly, any items made by others under the provisions of Section 2.1(a)(2)(A)(iii) or (iv) above shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense NCR's Limited Patents to a third party and not for bona fide AT&T business purposes.


              (b) (1) Lucent grants to AT&T, under Lucent's Limited Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.1(b)(2)), use, lease, sell and import any and all products and services of



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the businesses in which AT&T or any of its Related Companies or Foreign
Affiliates is now or hereafter engaged.

              (b)(2)(A) Lucent grants to AT&T, under Lucent's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by AT&T for internal business purposes (as such business may be conducted from time to time); or (ii) to be used in the provisioning of services to AT&T's customers; or (iii) to be sold or furnished to end user customers by AT&T, either directly or indirectly; or (iv) to be sold or furnished to a Related Company of AT&T, any Foreign Affiliate of AT&T or any other legal entity in which AT&T continually holds at least a ten percent (10%) equity interest. As an attribute to the foregoing have made rights under Lucent's Limited Patents, Lucent grants to AT&T the right to grant to AT&T's suppliers or vendors of any item to be furnished to AT&T the right to use processes and equipment under Lucent's Limited Patents in the design, manufacturing and testing of such items.


              (b)(2)(B) The have made rights hereunder granted to AT&T to resell, either directly or indirectly, any items made by others under the provisions of Section 2.1(b)(2)(A)(iii) or (iv) above shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense Lucent's Limited Patents to a third party and not for bona fide AT&T business purposes.


              2.2 GRANTS TO NCR. (a)(1) AT&T grants to NCR, under AT&T's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.2(a)(2)), use, lease, sell and import any and all products and services of the businesses in which NCR or any of its Related Companies is now or hereafter engaged.

              (a)(2) AT&T grants to NCR, under AT&T's Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by NCR for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by NCR or incorporated into products of NCR; or (iii) to be used by NCR in the engineering, installation and systems integration of NCR's products for NCR's customers. As an attribute to the foregoing have made rights under AT&T's Patents, AT&T grants to NCR the right to grant to NCR's suppliers or vendors of any item to be furnished to NCR, the right to use processes and equipment under AT&T's Patents in the design, manufacturing and testing of such items. NCR's have made rights under AT&T's Patents to resell any item made by others under this Section 2.2(a)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense AT&T's Patents to a third party and not for bona fide NCR business purposes.

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              (b) (1) Lucent grants to NCR, under Lucent's Patents, personal, nonexclusive and non-transferable licenses to make (but not have made other than as specified in Section 2.2(b)(2)), use, lease, sell and import any or all products and services of the businesses in which NCR or any of its Related Companies is now or hereafter engaged.

              (b)(2) Lucent grants to NCR, under Lucent's Patents, personal, nonexclusive and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by NCR for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by NCR or incorporated into products of NCR; or (iii) to be used by NCR in the engineering, installation and systems integration of NCR's products for NCR's customers. As an attribute to the foregoing have made rights under Lucent's Patents, Lucent grants to NCR the right to grant to NCR's suppliers or vendors of any item to be furnished to NCR the right to use processes and equipment under Lucent's Patents in the design, manufacturing and testing of such items. NCR's have made rights under Lucent's Patents to resell any item made by others under this Section 2.2(b)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense Lucent's Patents to a third party and not for bona fide NCR business purposes.

              (b)(3) In consideration for the balance of Lucent's and NCR's licenses and rights exchanged hereunder by Lucent and NCR, NCR shall pay to Lucent a lump sum amount of six million one hundred twenty thousand U.S. dollars ($6,120,000) within sixty (60) days of execution of this Agreement by all Parties. Neither such sum nor any portion thereof shall be refundable or creditable to NCR.

              2.3 GRANTS TO LUCENT. (a)(1) AT&T grants to Lucent, under AT&T's Limited Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.3(a)(2)), use, lease, sell and import any and all products and services of the businesses in which Lucent or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

              (a)(2) AT&T grants to Lucent, under AT&T's Limited Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by Lucent for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by Lucent or incorporated into products of Lucent; or
(iii) to be used by Lucent in the engineering, installation and systems integration of Lucent's products for Lucent's customers. As an attribute to the foregoing have made rights under AT&T's Limited Patents, AT&T grants to Lucent the right to grant to Lucent's suppliers or vendors of any item to be furnished to Lucent the right to use processes and equipment under AT&T's Limited Patents in the design, manufacturing and testing of such items. Lucent's have made rights under AT&T's Limited Patents to resell any item made by others under this
Section 2.3(a)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense AT&T's Limited Patents to a third party and not for bona fide Lucent business purposes.

              (b) (1) NCR grants to Lucent, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable licenses to make (but not have made other than as specified in Section 2.3(b)(2)), use, lease, sell and import any and all products and services of the businesses in which Lucent or any of its Related Companies or Foreign Affiliates is now or hereafter engaged.

              (2) NCR grants to Lucent, under NCR's Patents, personal, nonexclusive, royalty-free and non-transferable (except as specified herein) licenses to have made any and all items (i) to be used by Lucent for internal business purposes (as such business may be conducted from time to time); or (ii) to be sold by Lucent or incorporated into products of Lucent; or (iii) to be used by Lucent in the engineering, installation and systems integration of Lucent's products for Lucent's customers. As an attribute to the foregoing have made rights under NCR's Patents, NCR grants to Lucent the right to grant to Lucent's suppliers or vendors of any item to be furnished to Lucent the right to use processes and equipment under NCR's Patents in the design, manufacturing and testing of such items. Lucent's have made rights under NCR's Patents to resell any item made by others under this Section 2.3(b)(2) shall not be exercised in a manner such that the exercise of the have made rights is a sham to sublicense NCR's Patents to a third party and not for bona fide Lucent business purposes.

              2.4 DURATION AND EXTENT. All licenses granted herein as to any Party's patent or patents shall continue for the entire unexpired term of such patent, but for patents falling within subsection (2) (ii) of the definition of AT&T's Patents, NCR's Patents or Lucent's Patents, as the case may be, for as much of such term as the grantor has the right to grant such licenses.

              2.5 SCOPE. (a)(1)(A) The licenses granted herein to AT&T include licenses to convey to any customer of AT&T, with respect to any product/service furnished by AT&T, including any combination of products/services furnished by AT&T, whether or not furnished at the same time to such customer, rights to use such product/service as furnished by AT&T (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by AT&T, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(A), the term "inherent use" means a use that would be completely performed by a product/service as furnished by AT&T, or combination of products/services as furnished by AT&T, without the need for any additional product, service, development, modification or programming by AT&T's customer or a third party.

       (a)(1)(B) The licenses granted herein to NCR under AT&T's Patents include licenses to convey to any customer of NCR, with respect to any product/service furnished by NCR to such customer, rights to use such product/service as furnished by NCR; provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item, including another item previously or subsequently furnished by NCR, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(B), the term "inherent use" means a use that would be completely performed by a product/service as furnished by NCR without the need for any additional product, service, development, modification or programming by NCR's customer or a third party.

       (a)(1)(C) The licenses granted herein to NCR under Lucent's Patents include licenses to convey to any customer of NCR, with respect to any product/service furnished by NCR (including any combination of products/services furnished by NCR, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by NCR (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by NCR, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(C), the term "inherent use" means a use that would be completely performed by a product/service as furnished by NCR (or combination of products/services as furnished by NCR) without the need for any additional product, service, development, modification or programming by NCR's customer or a third party.

       (a)(1)(D) The licenses granted herein to Lucent under AT&T's Limited Patents include licenses to convey to any customer of Lucent, with respect to any product/service furnished by Lucent to such customer, rights to use such product/service as furnished by Lucent; provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item, including another item previously or subsequently furnished by Lucent, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(D), the term "inherent use" means a use that would be completely performed by a product/service as furnished by Lucent without the need for any additional product, service, development, modification or programming by Lucent's customer or a third party; and the term "furnish" or "furnished" shall include the provision of an entire system of products and services, including components obtained from third-party vendors, so long as the entire system was or is sold or contracted for under a stand alone agreement or single purchase order for such entire system, and further provided that Lucent when furnishing the entire system is in direct privity with the customer under the terms of such stand alone agreement or such purchase order as to all components so furnished such that all representations and warranties to the customer concerning the system and each of its relevant components are provided by Lucent and not by the third-party vendor.

       (a)(1)(E) In addition to those rights provided by Section 2.5(a)(1)(D), the licenses granted herein to Lucent under AT&T's Specified Patents include licenses to convey to any customer of Lucent, with respect to any product/service furnished by Lucent (including any combination of products/services furnished by Lucent, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by Lucent (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by Lucent, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(E), the term "inherent use" means a use that would be completely performed by a product/service as furnished by Lucent (or combination of products/services as furnished by Lucent) without the need for any additional product, service, development, modification or programming by Lucent's customer or a third party.

       (a)(1)(F) The licenses granted herein to Lucent under NCR's Patents include licenses to convey to any customer of Lucent, with respect to any product/service furnished by Lucent (including any combination of products/services furnished by Lucent, whether or not furnished at the same time) to such customer, rights to use such product/service as furnished by Lucent (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (i) a combination of such product/service (as furnished) with any other item which is not a product/service furnished by Lucent, or (ii) a method or process which is other than the inherent use of such product/service itself (as furnished). As used in this Section 2.5(a)(1)(F), the term "inherent use" means a use that would be completely performed by a product/service as furnished by Lucent (or combination of products/services as furnished by Lucent) without the need for any additional product, service, development, modification or programming by Lucent's customer or a third party.

       (a)(2)(A) The provision by one Party of certain pass-through rights under any of the other Parties' Patents, as contemplated under Sections 2.5(a)(1)(A) through (F), shall not be a sham to effect the sublicensing of a competitor of the Party owning the respective patent subject to the pass through as opposed to a pass through of necessary rights to permit the bona fide selling or provisioning of products or services to customers of the Party that is directly conveying the pass-through rights under the other Party's Patents.

       (a)(2)(B) The exclusions numbered "(i)" and "(ii)" in each of Sections 2.5(a)(1)(B) through (F), as relevant, shall not apply to a replacing or additional software or hardware product furnished by NCR or Lucent to a customer for use in a hardware product previously furnished by NCR or Lucent, respectively, but solely to the extent that such product is used in combination only with such previously furnished hardware product.

       (a)(3) The licenses granted herein to AT&T and to Lucent include an additional limited right to extend patent sublicenses to any Person, solely to the extent necessary for AT&T and Lucent, respectively, to fulfill any existing patent licensing commitments or obligations to unaffiliated existing third party licensees. Each Party to this Agreement hereby agrees and confirms that the scope of such sublicenses shall not exceed these existing commitments or obligations.

                  (b) Licenses granted herein are not to be construed either (i) as consent by the grantor to any act which may be performed by the grantee, except to the extent impacted by a patent licensed herein to the grantee, or
(ii) except as otherwise specifically provided under Sections 2.1(a)(2)(A), 2.1(b)(2)(A), 2.2(a)(2), 2.2(b)(2), 2.3(a)(2), 2.3(b)(2) and 2.5(a), a waiver of a Party's (or any of its Related Companies') rights against any third party with respect to any infringement.

                  (c) In addition to the limited sublicensing rights of AT&T and Lucent specified in Section 2.5(a)(3), AT&T and Lucent may each grant sublicenses to their respective Foreign Affiliates within the scope of their respective licenses hereunder. The grant of each license hereunder to each Party to this Agreement includes the right to grant sublicenses within the scope of such license to a Party's Related Companies for so long as they remain its Related Companies. Any such sublicense may be made effective retroactively, but not prior to the effective date hereof, nor prior to the sublicensee's becoming a Related Company of such Party.

              2.6 EXCLUSIONS OF PATENTS. The licenses and rights granted hereunder by AT&T to NCR or Lucent under AT&T's Patents do not include any license or right under (a) any patents or patent applications first filed prior to February 1, 1996 which patents or applications are (i) owned or controlled by AT&T Wireless Services, Inc, ("AWS") or any of its Subsidiaries, and (ii) related to the business of wireless telecommunications services; or (b) any patents or patent applications first filed on or after February 1, 1996 and covering inventions made by employees of AWS or by third parties other than AT&T or any of its Subsidiaries, which patents and applications (i) are owned or controlled by AWS or any of its Subsidiaries, and (ii) relate to the business of wireless telecommunications services. With respect to all patents issued as of February 1, 1996 to AWS and to any of its Subsidiaries, the foregoing shall not limit NCR's or Lucent's ability to continue providing products and services embodying inventions covered by such patents and provided by each as of the date of this Agreement.

              2.7 FILINGS OF PATENT APPLICATIONS. Each Party agrees to file patent applications during 1996 and 1999 in a timely manner as determined by generally accepted good patent filing practices and as though this Agreement were not in existence between the Parties. The dispute resolution provisions of
Section 4.7 shall apply to any allegation by one Party that another Party hereto has purposely delayed its patent filings primarily to avoid providing the licenses and rights granted hereunder.

[/R]

              2.8 JOINT INVENTIONS. (a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.


[/R]

                  (b) Each Party shall give such consent, or shall obtain such consent from its Related Companies, its employees or employees of any of its Related Companies, as required to make full and effective any such licenses and rights respecting any joint invention granted to a grantee hereunder by such Party and by another licensor of such grantee.

                  (c) Each Party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such Party is unable to obtain the requisite consents from such third parties, the resulting inability of such Party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

              2.9 SALES TO THE UNITED STATES GOVERNMENT. With respect to one Party's bid or contract with the United States government, or any of its component agencies, each of the other two Parties agrees to provide to such first Party, on reasonable terms and conditions, including royalties, patent licenses and rights under any and all of each of the other Parties' patents or patent applications that are licensed hereunder. The scope of such patent licenses and rights will be for the use of any and all products, services, or combinations thereof sold to the United States government by such Party, provided that use of the products or services is by the government, its agencies, or employees, and not for use by or resell to other Persons or governments.

              2.10 LICENSING OF CERTAIN IDENTIFIED PATENTS OF AT&T NECESSARY TO IMPLEMENT AN ADOPTED STANDARD. With respect to the following six (6) AT&T's Limited Patents (U.S.4,383,332; 5,410,538; 5,420,851 and 5,442,625; and patents issued on U.S. Patent Applications Serial Nos. 08/504,481 and 08/234,197), if, at any time more than five (5) years after the Closing Date, an official standards body or organization adopts a standard that requires the use of all or a portion of the claims of any of these six (6) patents, and the standards body or organization so directs, then AT&T will license those patents (on reasonable terms, conditions and for a reasonable royalty, if any is permitted pursuant to the standard) to third parties at the request and direction of Lucent, but only to the extent of the claims and fields of use covered by the standard.

              2.11 LUCENT LICENSING OF DESIGNATED PARTIES AT AT&T'S REQUEST.
(a) Whenever AT&T desires that a third party be licensed under one or more of Lucent's Specified Patents, AT&T will notify Lucent in a writing which shall contain the following:

         (i) The name and address of the third party and whether any affiliated companies of the third party are to be included in the license;

         (ii) The specific Lucent's Specified Patents to be included in the license;

         (iii)The date by which a license is to be granted;

         (iv) The scope of the license to be granted; and

         (v) A rationale for the request to license such third party.

                      (b) Lucent, upon receipt of notification specified in
         Section 2.11(a) will proceed as follows:

         (i) If Lucent has any objection to the AT&T request, it will notify AT&T in writing within ten (10) business days of its objection(s) and the reasons therefor. Lucent and AT&T will then attempt to resolve the objection and, if a resolution satisfactory to both parties is not achieved within ten
(10) additional business days, either AT&T or Lucent may submit the matter to arbitration pursuant to Article IX of the Separation and Distribution Agreement between the parties for resolution (without compliance with the escalation provisions contemplated by Section 9.2 thereof or any waiting period related to such escalation provisions); provided that the procedural provisions set forth below shall apply in lieu of any conflicting provisions contained in Article IX of the Separation and Distribution Agreement.

         In submitting the matter to arbitration, a Party shall include all documents which that Party needs to support its position in arbitration. The other Party shall then have five (5) business days from the date it receives the first Party's document to submit any and all documents which that Party needs to support its position. Either Party may request a hearing to be conducted within ten (10) business days from the conclusion of document submission. The arbitrator shall render a ruling within a time period not to exceed two (2) months from the date the matter is submitted to arbitration. In considering whether an objection to a license is proper, the arbitrator shall consider all relevant facts and positions offered by the Parties, including whether Lucent has granted licenses to other companies with products comparable to those sold or planned for sale by the third party and upon what terms such licenses were granted, Lucent's competitive position in the relevant markets, any expressed rationale for the request by AT&T, the impact of an adverse ruling against each Party, and the reasonableness of the requested completion date. Should the arbitrator rule in favor of AT&T, Lucent will have five (5) business days to submit to the arbitrator a set of terms and conditions which Lucent would propose be offered to the third party. AT&T shall have five (5) business days to submit to the arbitrator its comments on Lucent's proposed terms and conditions and may bring to the attention of the arbitrator any and all facts relevant to the issue of appropriate terms and conditions of licensing the Lucent's Specified Patents. The arbitrator, within five (5) business days, shall then make a determination of an initial set of terms and conditions to be presented to the third party by Lucent. Lucent shall present such terms and conditions to the third party within three (3) business days of the arbitrator's determination. If the arbitrator rules in favor of Lucent, or if the third party is unwilling to accept the terms and conditions set by the arbitrator, Lucent will have no obligation to license that third party and AT&T may not make a similar request to license that third party for a period of one (1) year.

              (ii) If Lucent has no objection to the request, it will attempt to license the Lucent's Specified Patents selected by AT&T, within the period referenced in Section 2.11(a)(iii), to the third party on reasonable terms and conditions which may include a grantback license to Lucent. Such terms and conditions will be established in accordance with ordinary practices in the industry to which the patents pertain. Lucent's then normal licensing practices, as measured by licenses granted to others of a scope similar to that referenced in Section 2.11(b)(i) under such Lucent's Specified Patents, will be considered as examples of such industry practices. If the third party is unwilling to accept the terms and conditions of the license offered by Lucent (which terms and conditions are other than those determined by the arbitrator) within the time period referenced in Section 2.11(a)(iii), Lucent shall provide to AT&T within five (5) business days a statement in writing as to why Lucent believes that a license on the terms and conditions requested by the third party is not advisable in its view. AT&T may then submit the matter to arbitration pursuant to Article IX of the Separation and Distribution Agreement between the Parties (modified as contemplated below) to determine whether different terms and conditions should be offered to the third party.

         In submitting the matter to arbitration, AT&T shall include all documents which it needs to support its position. Lucent shall then have five
(5) business days to submit any and all documents which it needs to support its position. In determining whether different terms and conditions should be offered to the third party, the arbitrator shall consider all relevant facts and positions offered by the Parties such as proposed terms and conditions, including whether Lucent has granted licenses to other Persons with products comparable to those sold or planned for sale by the third party and upon what terms and conditions such licenses were granted, Lucent's competitive position in the relevant markets, and any expressed rationale for such license by AT&T. The arbitrator shall render a ruling within a time period not to exceed two (2) months from the date AT&T submits the matter to arbitration. Should the arbitrator rule that different terms and conditions should be offered to the third party, Lucent shall, within three (3) business days, offer a license to the third party on terms and conditions specified by the arbitrator. If the arbitrator rules in favor of Lucent, or if the third party is unwilling to accept the terms and conditions set by the arbitrator, Lucent will have no obligation to license that third party and AT&T may not make a similar request to license that third party for a period of one (1) year.

                  (c) With respect to requests by AT&T to grant licenses to third parties under Lucent's Specified Patents, the number of such requests shall be limited as follows:

         (i) if the request is to grant a license to a third party for a product and/or service developed by, with, or for AT&T, which product and/or service results from either a specific custom development project or a specific joint development project, then AT&T may request that up to eight (8) such licenses to make, use and sell the developed products and/or services be granted in each calendar year. In addition, for each of the eight (8) requested licenses in each calendar year, AT&T may request that up to two (2) additional vendors be licensed to make and sell such product and/or service (a total of three (3) such vendors (an original and two (2) additional vendors) in the event AT&T develops the product/service itself), provided that the additional vendors must accept the identical terms and conditions entered into with the original third party and provided further that no arbitration is permitted with respect to such additional vendor requests.

         (ii) if the request is to grant a license to a third party for products and/or services other than specific products or services, developed by, with, or for AT&T in a specific custom development project or a specific joint development project, then AT&T may request up to five (5) licenses of this kind be granted in each calendar year; and

         (iii) if the request is to grant a license to a third party for inventions implemented in software developed and created in whole or in part by AT&T and furnished by AT&T to that third party for further distribution to end user customers, then AT&T may request up to seven (7) licenses of this kind be granted in each calendar year to such third parties:

The Parties agree, on an annual basis, to review the success and viability of the licensing arrangement contemplated herein, with a view toward modifying the current limits on license requests so as to meet the needs of both Parties. Unless the Parties agree to modify the current limits, the current limits shall remain in force.

                  (d) Lucent further agrees to license, from time to time, on reasonable and non-discriminatory terms and conditions the eight (8) patents listed in Exhibit E to members of an undersea telecommunication system consortium, when necessary pursuant to terms established by the consortium for participation by AT&T in the consortium and for use in the consortium project.

                  (e) Lucent shall be the sole recipient and beneficiary of any and all royalties and grantback rights, if any, paid or provided under any license agreement made pursuant to this Agreement.

                  (f) As soon as practical in advance of any dispute, the Parties shall name an arbitrator who shall serve as a sitting sole arbitrator for any and all arbitrations held pursuant to this Section 2.11. The Parties shall use the arbitrator selection provisions of Article IX of the Separation and Distribution Agreement to select the sitting sole arbitrator.

                                   ARTICLE III
                                   TERMINATION

              3.1 VOLUNTARY TERMINATION. By written notice to another Party, each Party may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by such other Party. Such notice shall specify the effective date of such termination and shall clearly specify any affected patent, invention, product or service.

              3.2 SURVIVAL. (a) If a company ceases to be a Related Company of a Party, licenses and rights granted to the other Parties hereunder with respect to patents of such company on applications filed prior to the date of such cessation shall not be affected by such cessation.

                  (b) Any voluntary termination of licenses and rights of a Party under Section 3.1 shall not affect such Party's licenses, and rights with respect to any licensed product made or service furnished prior to such termination, and shall not affect the licenses and rights granted to the other Parties hereunder.

              3.3 CHANGE OF CONTROL OF OR CERTAIN ACQUISITIONS BY NCR. In the event of a Change of Control of NCR, or in the event that NCR acquires any Person that (i) competes with AT&T in the provision of telecommunications services, or (ii) competes with Lucent in the provision of telecommunications systems and equipment, or (iii) has a market value greater than fifty percent (50%) of NCR's market value at the time of acquisition, then, all patent licenses and rights granted to NCR hereunder shall extend only to a specific annual volume of products and services which are of a kind comparable to those offered by NCR prior to such Change of Control or acquisition. Such specific volume of products and services shall not exceed the volume of corresponding licensed products and services of NCR prior to such Change of Control or acquisition.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

              4.1 DISCLAIMER. NO PARTY OR ANY OF ITS SUBSIDIARIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

              4.2 NONASSIGNABILITY. The Parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a Party not be extended to entities other than such Party's Related Companies (and only for so long as any such Related Company remains a Related Company) without the other Party's or Parties', as applicable, express written consent. Neither this Agreement nor any licenses or rights hereunder shall be assignable or transferable by any Party to any other Person, except as expressly permitted hereunder, without the express written consent of the other Parties, provided that such consent shall not be unreasonably withheld in the event of a proposed assignment or transfer of those licenses and rights relevant to any portion of any Party's business that is or is to be spun off or otherwise distributed to such Party's shareholders.

              4.3 ADDRESSES. The Parties agree that any notice or other communication hereunder shall be given as set forth in Section 12.5 of the Separation and Distribution Agreement.

              4.4 CHOICE OF LAW. Except as otherwise provided in Section 9.9 of the Separation and Distribution Agreement, this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, performance and remedies.

              4.5 INTEGRATION. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. A Party shall not be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.

              4.6 OUTSIDE THE UNITED STATES. (a) There are countries in which the owner of an invention is entitled to compensation, damages or other monetary award for another's unlicensed manufacture, sale, lease, use or importation involving such invention prior to the date of issuance of a patent for such invention but on or after a certain earlier date, hereinafter referred to as the invention's "protection commencement date" (e.g., the date of publication of allowed claims or the date of publication or "laying open" of the filed patent application). In some instances, other conditions precedent must also be fulfilled (e.g., knowledge or actual notification of the filed patent application). The Parties agree that (i) an invention which has a protection commencement date in any such country may be used in such country pursuant to the terms of this Agreement on and after any such date, and (ii) all such conditions precedent are deemed satisfied by this Agreement.

              (b) There may be countries in which a Party hereto may have, as a consequence of this Agreement, rights against infringers of another Party's patents licensed hereunder. Each Party hereby waives any such right it may have by reason of such third party's infringement or alleged infringement of another Party's patents.

              (c) Each Party hereby agrees to register or cause to be registered, to the extent that such Party reasonably determines that registration or recordation is necessary under applicable law, and without expense to the other Parties or any of their Related Companies, any agreements wherein sublicenses are granted by it under the other Parties' patents licensed hereunder. Each Party hereby waives any and all claims or defenses, arising by virtue of the absence of such registration, that might otherwise limit or affect its obligations to the other Parties.

              4.7 ARBITRATION AND DISPUTE RESOLUTION. The Parties agree that the procedures for discussion, negotiation and arbitration set forth in Article IX of the Separation and Distribution Agreement, which Article IX is incorporated herein by reference, shall apply to all disputes, controversies or claims that may arise under or in connection with this Agreement, except as otherwise provided in Section 2.11.

              4.8 AMENDMENTS AND CHANGES. Subsequent to the execution of this Agreement by all Parties, and solely to the extent that a change is desired by and restricted to any two Parties without affecting the licenses and rights of the third Party hereto, such two Parties may separately amend any provision of this Agreement which governs the licenses and rights exchanged between them without notifying, advising, consulting or requesting the concurrence of the third Party hereto. Except as specifically provided herein, any other modification affecting all three Parties shall require the written agreement and signature of all the Parties.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in triplicate originals by its duly authorized representatives on the respective dates entered below.

         AT&T CORP.

         By:
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------


        NCR CORPORATION


         By:
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------

         LUCENT TECHNOLOGIES INC.



         By:
               -------------------------------

         Title:
               -------------------------------

         Date:
               -------------------------------





               THIS AGREEMENT DOES NOT BIND OR OBLIGATE ANY PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES.